                                                                    EXHIBIT 10.9


                         ADVANCED RADIO TELECOM CORP.

                           ASSET PURCHASE AGREEMENT


     This Asset Purchase Agreement made as of July 3, 1998 (the "Agreement") among Advanced Radio Telecom Corp., a Delaware corporation ("ART"), Astrolink Communications, Inc., a Delaware corporation ("Seller"), James S. Eaton, John P. Erlick, Rise D. Ochser, Michael R. Clark and Richard Ressa (Eaton, Erlick, Ochser, Clark and Ressa are referred to herein as the "Selling Stockholders" and, together with Seller, the "Sellers").

     WHEREAS, ART wishes to purchase, and Seller wishes to sell, certain assets, property and rights of Seller, listed in Section 1.1 hereof, and defined as the "Assets" therein, in exchange for that number of shares of ART's Common Stock, $.001 par value per share (the "Common Stock"), set forth in Section 1.3 hereof (the "Transaction");

     WHEREAS, the Assets comprise more than ninety (90%) of the assets of Seller; and

     WHEREAS, ART and the Sellers desire the Transactions to qualify as a "tax free" reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the premises and the respective covenants and representations and warranties herein contained, the parties hereto agree as follows:

1.   Sale of Assets.
     --------------

     1.1. Sale of Assets.  Subject to and upon the terms and conditions of this
          --------------
Agreement, Seller agrees to sell and transfer to ART and ART agrees to acquire from Seller, free and clear of any pledge, lien, options, warrants, security interest, mortgage claim, charge, liability, right of first refusal, lease, management agreement, contractual restrictions on transfer or other encumbrance of any kind whatsoever (the "Liens"), at the Closing (defined below) all of Seller's right, title and interest in, to and under the following assets (the "Assets"):

          (a) the 38 GHz radio authorizations granted by the Federal Communications Commission (the "FCC") listed on Schedule 1.1 hereto (the "Authorizations") and all other licenses, permits, authorizations and approvals from all Federal, state, municipal, county, local and any other governmental or quasi governmental department, commission, board, bureau, agency, court or other instrumentality (collectively, the "Governmental Authorities") with respect to the foregoing

     1.2. No Assumption of any Liabilities.  ART will not assume, satisfy or
          --------------------------------
perform any of the debts, liabilities, obligations or commitments of Seller other than liabilities under any

Leases included in the Assets arising after the Closing Date. Seller will retain all such debts, liabilities, obligations and commitments.

     1.3.  Consideration.  Subject to and upon the terms and conditions of this
           -------------
Agreement, in consideration of sale and transfer of the Assets to ART, ART will issue to the Seller at the Closing 154,114 shares of its Common Stock, subject to adjustment for stock splits, stock combinations, stock dividends or reclassifications (the "Consideration").

     1.4.  Contingent Licenses.
           ------------------

           (a) If prior to the later of (i) January 1, 1999 and (ii) the Closing Date, the FCC grants Seller any licenses ("Future Licenses") by Final Order (as herein defined) with respect to any of the pending applications ("Pending Licenses") listed under the heading "Pending Licenses" on Schedule 1.1, then Sellers and ART shall enter into an asset purchase agreement pursuant to which Seller shall sell and ART shall acquire such granted Future License, which agreement shall be substantially in the form of this Agreement, provided, that the term "Consideration"
                                    --------
     shall be that number of shares of Common Stock set forth opposite the Pending License relating to such Future License on Schedule 1.1 and the term "Authorizations" shall mean the Future Licenses subject to such asset purchase agreement, and provided further, that, at ART's option, the
                             -------- -------
     issuance of Consideration for such Future Licenses need not be registered under the Securities Act of 1933, as amended (the "Act").


     1.5.  Option Licenses.
           ---------------

           (a) Subject to the terms of this Section 1.5, Seller hereby grants ART an option (the "Buy Option") to buy from Seller any Future License not granted by Final Order prior to the later of (i) January 1, 1999 and (ii) the Closing Date. Such Buy Option may be exercised with respect to any Future License by written notice to Seller by ART at any time before ninety
     (90) days after the grant of such Future License by Final Order and until the first anniversary of the later of (i) January 1, 1999 and (ii) the Closing.

           (b) In the event of the exercise of the Buy Option, the purchase and sale of the relevant Future License shall be made pursuant to one or more agreements in substantially the form of this Agreement, which the parties agree to execute within thirty (30) days of the exercise of the respective option, provided, that the term "Consideration" shall be that number of
             --------
     shares of Common Stock set forth opposite the Pending License relating to such Future License on Schedule 1.1 and the term "Authorizations" shall mean the Future Licenses subject to such asset purchase agreement, and provided further, that, at ART's option, the issuance of consideration for
     -------- -------
     such Future Licenses need not be registered under the Act.

           (c) ART acknowledges that the Sellers intend to cause Seller to liquidate within one year of the Closing. The Sellers agree that any Future Licenses or Pending Applications which may be included in the Seller's assets at the time of such liquidation shall be placed in a liquidating trust and the Selling Stockholders shall cause such trust to be bound by the obligations of the Seller pursuant to Sections 1.4 and 1.5 of this Agreement. ART agrees that the Seller may so liquidate subject to the trust being so bound.

2.   Closing.
     -------

     2.1. The closing of the Transaction (the "Closing") shall take place on such date and at such time within 30 days of the satisfaction of the conditions contained in Sections 9 and 10 as mutually agreed by the parties (the "Closing Date") (i) at the offices of Ropes & Gray, One International Place, Boston, Massachusetts 02110 or (ii) at such other place and time as the parties agree.

     2.2.  Deliveries by the Company at Closing.  At Closing, the Seller shall
           ------------------------------------
deliver to ART:

           (a) any Bills of Sale or other instruments of assignment reasonably required or requested by ART to transfer, convey and assign the Assets to ART;

           (b) certified copies of resolutions of the shareholders and the board of directors of Seller authorizing Seller to enter into and perform its obligations under this Agreement;

           (c) a copy of the charter documents of Seller certified by the appropriate public official and a copy of the by-laws of Seller certified by its Secretary; and

           (d) all such other documents and instruments as ART or its counsel shall reasonably request to consummate or evidence the transactions contemplated hereby.

     2.3.  Deliveries by ART at Closing.  At Closing, ART shall deliver to
           ----------------------------
Seller one or more stock certificates representing the Consideration registered in the name of the Seller (or in the name of the Selling Stockholders as the Seller may direct) and such documents and instruments as Seller or its counsel shall reasonably request to consummate or evidence the transactions contemplated hereby.

     2.4.  Certifications; Opinions.  At Closing, ART and Seller shall deliver
           ------------------------
the certificates, opinion of counsel and other documents described in Sections 9 and 10 hereof, respectively, unless waived.

     2.5.  Form of Documents and Instruments.  All of the documents and
           ---------------------------------
instruments delivered at Closing shall be in form and substance, and shall be executed and delivered in a manner, reasonably satisfactory to the parties' respective counsel.

3.   Representations and Warranties of Seller and the Selling Stockholders
     ---------------------------------------------------------------------
Seller and each

Selling Stockholder jointly and severally represent and warrant to ART as follows:

     3.1.  Entity Status.  Seller is a Delaware corporation duly organized,
           -------------
validly existing and in good standing in the state of its jurisdiction of organization. Seller has full power and authority to carry on its business as and where now conducted, and to own or lease and to operate its properties and assets where such properties and assets are now owned, leased or operated by it and where such business is now conducted by it. Seller, as of the Closing, will be qualified to do business and is in good standing in each of the jurisdictions in which the nature of its business or the property owned or leased by it make such qualification necessary. Seller has delivered to ART complete and correct copies of any organizational, by-laws or charter documents applicable to it, each as amended and in effect on the date hereof. The Selling Stockholders own 100% of the outstanding capital stock of Seller, and there are no outstanding subscriptions, options, warrants or other rights convertible into or exercisable for, or any agreements to issue, capital stock of Seller.

     3.2.  Authority for Agreement; Conflicts.
           ----------------------------------

          (a) Seller and each of the Selling Stockholders have all necessary power and authority, corporate or otherwise, to enter into, execute and deliver this Agreement and the other documents to be delivered by Sellers at the Closing (such other documents are collectively the "Seller Documents") and to perform fully his or its obligations hereunder and the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the applicable Seller Documents by Seller has been duly authorized by all necessary corporate action.

          (b) This Agreement has been, and the Seller Documents, at the Closing, will have been, duly and validly executed and delivered by Seller and each Selling Stockholder and this Agreement constitutes, and the Seller Documents will constitute, the legal, valid and binding obligation of Seller and each Selling Stockholder and this Agreement is, and the Seller Documents will be, enforceable by and against Seller and each Selling Stockholder in accordance with its respective terms, except as enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law.

          (c) The execution and delivery of this Agreement and the Seller Documents by Seller and each Selling Stockholder and (assuming the FCC has granted its consent to the assignment of the Authorizations to ART and that such consent is in full force and effect at the time of the Closing) the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violations of or defaults under: (i) any statute, regulation, order, judgment or decree of any federal, state or local governmental body or regulatory authority applicable to Seller, any Selling Stockholder or any of the Assets; (ii) any other statute, regulation, order, judgment or decree applicable to Seller, any Selling Stockholder or any of the Assets under or in any other applicable jurisdiction; (iii) any mortgage, indenture, lease, agreement, instrument or other obligation to which Seller or any Selling Stockholder is a party or by which any of the Assets are bound; or (iv) any permit, concession, grant, franchise, license, of or applicable to Seller or any Selling Stockholder. Such execution, delivery and consummation will not result in the creation of any Lien upon any of the Assets.

     3.3.  Consents and Approvals of Governmental Authorities.  Except for the
           --------------------------------------------------
consent of the FCC to the assignment of the Authorizations to ART, no consent, approval or filing with any governmental or regulatory authority is required to be made or obtained by Seller or any Selling Stockholder in connection with its execution and delivery of and performance of its or his obligations under, this Agreement.

     3.4.  FCC Regulatory Matters.
           ----------------------

           (a) The Seller is in compliance with the Federal Communications Act of 1934, as amended (the "Communications Act"), and the rules, regulations and policies of the FCC promulgated thereunder applicable to either Seller or the Assets, and Seller is in compliance with all other federal, state and local laws, rules, regulations and ordinances applicable to either Seller or the Assets and is not in default under any order, writ, injunction or decree of any court or governmental agency or instrumentality applicable to either Seller or the Assets, except for any non-compliance or default which in either case would not have a material adverse effect on the Sellers' ability to consummate the transactions contemplated by this Agreement or on the Assets.

           (b)  FCC Authorizations.  Schedule 1.1 sets forth for each
                ------------------
     Authorization the name of the licensee, the call sign, the Authorization expiration date, the coverage area of such Authorization by latitude and longitude and the status of any applications for assignment, transfer or waiver of FCC rules filed with the FCC. Schedule 1.1 sets forth for each Pending Licensee, the name of the applicant, the FCC file number and the coverage area of such Authorization by latitude and longitude. Seller has provided to ART true and correct copies of the authorizations received by it from the FCC. None of the Authorizations and Pending Licenses are subject to any Lien, and Seller validly holds each of the Authorizations and Pending Licenses. Seller is qualified under all laws, rules and regulations to hold the Authorizations held by it.

           (c)  Fees.  All franchise, license or other fees and charges that
                ----
     have become due and payable with respect to the Assets pursuant to any applications, filings, recordings and registrations with, and all validations or exemptions, approvals, orders or authorizations, consents, authorizations, certificates and permits from, the FCC, any state public utility commission and any other federal, state or local regulatory or governmental bodies or authorities, including any subdivision thereof, have been paid.

           (d)  Authorization Compliance.  The Authorizations are valid and in
                ------------------------
     full force and effect without materially adverse conditions except for such conditions as are generally applicable to FCC 38 GHz authorizations or holders of FCC 38 GHz authorizations. No event has occurred and is continuing that could: (i) result in the revocation, termination or adverse modification of any Authorization listed on Schedule 1.1; or (ii) materially and adversely affect any rights of Seller thereunder prior to Closing or of ART after Closing, except in either case for events which affect holders of FCC 38 GHz authorizations generally. Seller has no reason to believe that the Authorizations will not be renewed by the FCC in the ordinary course. The current ownership and operation by Seller, as applicable, of the Authorizations comply in all material respects with all the regulations and policies of the FCC, provided, however, that Seller
                                              --------  -------
     makes no representation as to whether any action by ART under the Services Agreement dated as of November 1, 1996 between Seller and ART (the "Services Agreement") is in compliance with any law including the regulations and policies of the FCC.

           (e)  Reports.  Any and all reports and filings required to be filed
                -------
     with the FCC by Seller with respect to the Authorizations have been filed and Seller has provided true and correct copies of all such reports and filings to ART. All such reports and filings were accurate and complete in all material respects on the date thereof. From the date hereof through the Closing, all such required reports and filings will be filed by Seller on a timely basis.

           (f) Disclosure.  Seller knows of no facts pertaining to its
               ----------
     qualifications to be an FCC licensee which would cause the FCC not to issue its approval with respect to, or otherwise prevent, the transfer to ART pursuant to this Agreement of the Authorizations.

     3.5.  Equipment.  Schedule 1.1 includes a correct description of any
           ---------
Equipment included in the Assets. Any Equipment included in the Assets is in good operating condition and repair, is suitable, adequate and sufficient for the purposes for which it is used and complies with any applicable FCC rules and regulations and other applicable laws, provided, that Seller makes no
                                       --------
representation as to the absence of any defect in such Equipment which has arisen as a result of the actions of ART under the Services Agreement.

     3.6.  Title to the Transferred Assets; Liens; Other Assets.  Seller has
           ----------------------------------------------------
good, indefeasible and transferable title to all of the Assets, free and clear of all Liens.

     3.7.  Leases.  Schedule 1.1 includes a correct description of each Lease
           ------
included in the Assets, including the name of the Landlord, the address of the leased location, the monthly rent and any unusually burdensome terms. A true, complete and correct copy of each Lease included in the Assets has been provided to ART. Each such Lease is a legal, valid, binding enforceable agreement, in full force and effect. Consummation of the transactions contemplated hereby will not cause a default under or permit the termination or modification of any such Lease. No party to any such Lease is in default thereunder.

     3.8.  Contracts.  Except for this Agreement and the Services Agreement,
           ---------
Seller is not a party to any contract, commitment or similar agreement or arrangement, whether written or oral, by which any of the Assets is bound or affected.

     3.9.  Litigation.  Other than proceedings affecting holders of FCC 38 GHz
           ----------
authorizations generally, there are no actions, claims, proceedings, suits and investigations pending, or, to the best knowledge of each of Sellers threatened against any of Seller, the Assets or any of its properties, assets or rights before any court, arbitrator or administrative or governmental body: (i) relating to the Assets or which seek to revoke, rescind, cancel, modify or refuse to renew any Authorization or; (ii) relating to the transactions contemplated hereby, nor is there any basis for any such action. There is no judgment, order or decree affecting the Assets or the transactions contemplated hereby.

     3.10. Disclosure.  Neither this Agreement nor any exhibit or schedule
           ----------
hereto nor any statement, list or certificate delivered to ART at or prior to the Closing in connection with this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statement contained herein and therein in the context in which they were made not misleading. Except as otherwise disclosed herein, none of Seller or the Selling Stockholders know of any information or fact that has or could have a material adverse effect on the Assets.

     3.11. Taxes.  Seller has timely filed all requisite federal, state and
           -----
local tax and information returns which are required to be filed by it and has paid, or made adequate provision for the payment of, all taxes which may have or may become due and there are no assessments or any basis therefor. There are no examinations in progress or claims against Seller for federal or other taxes (including penalties and interest) for any period and no notice of any claim, whether pending or threatened, for taxes has been received.

     3.12.  Brokerage.  There are no claims for brokerage commissions or
            ---------
finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of any of the Sellers.

     3.13. Sophistication.  Each of the Sellers has knowledge and experience in
           --------------
financial and business matters and investments in general and is capable of evaluating the merits and risks of the acquisition of the Common Stock issued as the consideration in exchange for the Assets. Each of the Sellers is an "accredited investor" as such term is defined in the rules promulgated under the Act.

     3.14. Prospectus.  Sellers have each received at least twenty business days
           ----------
prior to taking the stockholder vote to approve this transaction a copy of ART's Prospectus dated April 22, 1998, as amended through the date of this Agreement (as amended, the "Prospectus"), which is part of the Registration Statement on Form S-4 (the "Registration Statement") filed with the Securities and

Exchange Commission (the "SEC") under the Act, covering the issuance of the Consideration to the Seller.

4.   Representations and Warranties by ART.  ART represents and warrants as
     -------------------------------------
follows:

     4.1.  Corporate Status; Authority.
           ---------------------------

           (a) ART is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted and to own or lease and operate its properties as and in the places where such business is now conducted and as such properties are now owned, leased or operated.

          (b) ART has all necessary corporate power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. At the Closing Date, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been duly authorized by the Board of Directors of ART. This Agreement constitutes the valid and legally binding obligation of ART and is enforceable against it in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, will not conflict with or result in any violation of or default under any provision of the charter documents or by-laws of ART or any material mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to it or any of its respective properties.

     4.2.  Litigation.  There are no judicial or administrative actions, suits,
           ----------
proceedings or investigations pending, or to the knowledge of ART threatened, that question the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, nor does ART know of any basis for any such action, suit, proceeding or investigation.

     4.3.  Consents and Approvals of Government Authorities.  Except for the
           ------------------------------------------------
approval by the FCC of the transfer or change of control, as applicable, of the Authorizations and except for any consent, approval of filing which will have been made or obtained prior to Closing, no consent, approval or filing with any court or governmental or regulatory authority is required to be made or obtained by ART in connection with its execution, delivery and performance of this Agreement.

     4.4.  Prospectus.  ART has furnished each of the Sellers a copy of the
           ----------
Prospectus, which is part of the Registration Statement filed with the SEC under the Act, covering the issuance of the Consideration to the Seller. The Prospectus does not, as amended as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.5.  Stock.  The Registration Statement is effective, and to ART's
           -----
knowledge, there is no stop order pending, threatened or in effect with respect to the Registration Statement. The Common Stock issued as the Consideration, when issued hereunder, will be duly authorized, validly issued, fully paid and nonassessable.

     4.6.  Brokerage.  There are no claims for brokerage commissions or finder's
           ---------
fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of ART.

     4.7.  Qualifications.  ART knows of no facts pertaining to its
           --------------
qualifications to be an FCC licensee which would cause the FCC not to issue its approval with respect to, or otherwise prevent, the transfer to ART pursuant to this Agreement of the Authorizations.

5.   Expenses.  Each party to this Agreement shall assume and bear all of its
     --------
own respective expenses, costs and fees incurred or assumed by each in the preparation and execution of this Agreement and compliance herewith, whether or not the transaction herein provided for shall be consummated. Notwithstanding the foregoing, ART will be responsible, at its sole cost and expense, for preparing and filing any assignment applications with the FCC required for the transfer or assignment of the Authorizations.

6.   Survival of Representations and Warranties.  All representations,
     ------------------------------------------
warranties and agreements of each of Seller, the Selling Stockholders and ART contained herein (including all schedules and exhibits hereto) or in any document, statement, certificate or other instrument referred to herein or delivered at the Closing in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, any investigation by ART of the Sellers or the Assets, the Closing and the consummation of the transactions contemplated by this Agreement until July __, 2001.

7.   Indemnities.
     -----------

     7.1.  Indemnification by the Sellers.  The Sellers shall jointly and
           ------------------------------
severally indemnify ART and its successors and assigns for any and all damages, claims, losses, liabilities, and expenses, including without limitation reasonable legal and accounting expenses (collectively, "Losses"), which may arise out of: (i) any breach of any Sellers' covenants and agreements hereunder;
(ii) any inaccuracy or misrepresentation in any representation or warranty of any Seller hereunder, in each case as such representation or warranty would read if all qualifiers as to materiality and as to knowledge and any disclosure schedules were deleted from it, and any inaccuracy or misrepresentation in any certificate or document delivered in accordance with the terms of this Agreement by any Seller; (iii) any liabilities (accrued, contingent, known, unknown or otherwise) of Seller not assumed by ART; or (iv) any claim or action asserted by any third party arising out of or in connection with any event, act or omission relating to any of the Assets occurring prior to the Closing Date; provided, however, that Sellers shall not be obligated under
                  --------  -------
this Section 7.1 to make any indemnification unless and until the aggregate of such Losses of ART exceeds $10,000, in which case Sellers shall be liable for all such Losses of ART.

     7.2.  Indemnification by ART.  ART shall indemnify and hold harmless the
           ----------------------
Sellers from and against any and all Losses which may arise out of: (i) ART's breach of any of the covenants and agreements made in this Agreement by ART; or
(ii) any inaccuracy or misrepresentation in any representation or warranty of ART hereunder, in each case as such representation or warranty would read if all materiality and knowledge standards and disclosure schedules were deleted from it, or any inaccuracy or misrepresentation in any certificate or document delivered in conjunction with this Agreement; provided, however, that ART shall
                                              --------  -------
not be obligated under this Section 7.2 to make any indemnification unless and until the aggregate of such Losses of Seller exceeds $10,000, in which case ART shall be liable for all of such Losses of Sellers.

8.   Covenants.
     ---------

     8.1.  FCC and Other Approval.  Subject to Section 5, the Sellers and ART
           ----------------------
will use their best efforts to join in and submit timely such applications (the "Applications") to the FCC as are appropriate requesting the FCC's written consent to the assignment of the Authorizations to ART or designees of ART.

     8.2.  Further Assurances.  At any time and from time to time at or after
           ------------------
the Closing, at the request of ART and without further consideration, the Seller will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such action as ART may reasonably determine is necessary to transfer, convey and assign to ART, and to confirm ART's title to or interest in the Assets to put ART in actual possession and operating control of the Assets and to assist ART in exercising all rights with respect thereto.

     8.3.  Public Announcements.  Neither Seller nor any of the Selling
           --------------------
Stockholders will, at any time, without the prior written consent of ART, make any announcement, issue any press release or make any statement to any third party with respect to this Agreement any of the specific matters discussed between the parties.

     8.4.  Information and Access; Compliance.  During the period from the date
           ----------------------------------
of this Agreement and continuing until the Closing Date or until the termination of this Agreement pursuant to Section 11 hereof, Seller shall afford to the officers, independent certified public accountants, counsel and other representatives of ART, access to the properties, books, records and personnel of Seller used in or relating to the Assets. Seller shall take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on Seller with respect to this Agreement and the transactions contemplated hereby (including furnishing promptly upon request all information required by the FCC in connection with transfer of the Authorizations) and shall take all reasonable actions necessary to cooperate promptly with and furnish information to ART in connection with any such requirements imposed upon ART in connection with this Agreement and the transactions contemplated hereby. Seller shall not take any action which , or reasonably fail to take any action the failure of which, would cause its disqualification as an assignor of the Authorizations or would materially adversely affect the Assets or ART's rights with respect thereto.

     8.5.  Conduct of Business by Sellers.  Sellers covenant that the Seller
           ------------------------------
shall not:

           (a) sell, transfer, convey or otherwise dispose of any of the Assets or the Pending Licenses or any right thereto or interest therein,

           (b) encumber with any Lien, or agree to encumber with any Lien, in any way, or enter into any consensual restriction with respect to, any of the Assets or the Pending Licenses or any right thereto or interest therein, or

           (c) enter into any contract, agreements or understanding with respect to any of the Assets or the Pending Licenses.

           (d) enter into any agreements or commitments for any of 8.5(a) through 8.5(c).

9.   Conditions Precedent to ART's Obligations.  All obligations of ART under
     -----------------------------------------
this Agreement are subject to the fulfillment to the reasonable satisfaction of ART prior to or at the Closing of each of the following conditions, any of which may be waived by ART in its sole discretion:

     9.1.  Representations and Warranties.  The representations and warranties
           ------------------------------
made by the Sellers in this Agreement (including all exhibits and schedules hereto), shall be true and correct in all material respects when made and shall be repeated and shall be true and correct in all material respects at and as of the Closing Date, and ART shall have received a certificate dated the date of the Closing signed by the chief executive officer of Seller to the foregoing effect.

     9.2.  Consents.  All filings with and consents from all federal, state and
           --------
local governmental agencies required to consummate the transactions contemplated by this Agreement shall have been made or received, as applicable.

     9.3.  FCC Authorizations.  Without limiting the generality of Section 9.2,
           ------------------
the FCC shall have authorized the assignment of all of the Authorizations by a Final Order (as defined below), without any conditions or restrictions that materially affect the value of the Authorizations or operations pursuant to the Authorizations or any conditions or restrictions materially different than the normal authorizations issued by the FCC to other 38 GHz license holders at the date of this Agreement. In the event that any FCC order approving the transfer of the Authorizations to ART imposes such conditions, this condition shall not be satisfied until such conditions are removed or eliminated, and Sellers shall fully cooperate in obtaining the removal or elimination of such restrictions. "Final Order" means an action by the FCC granting its consent to the assignment of a Authorization, with respect to which no request for stay, petition for rehearing, reconsideration or appeal is pending, and as to which the time for filing any petition for rehearing, reconsideration or appeal has expired and with respect to which the time for agency reconsideration or review taken on its own motion has expired, or in the event of the filing of such request, petition or appeal, an action which shall have been reaffirmed or upheld and with respect to which the time for seeking further administrative or judicial review shall have expired.

     9.4.  Performance by Seller; Certificate.  Seller shall have performed and
           ----------------------------------
complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing, and the chief executive officer of Seller shall deliver to ART a certificate dated the Closing Date to such effect.

     9.5.  Absence of Errors and Omissions.  ART shall not have discovered any
           -------------------------------
material error, misstatement or omission in any of the representations or warranties, or any material failure to perform or satisfy any covenants or conditions required by this Agreement to be performed or satisfied by the Sellers on or prior to the date of Closing.

     9.6.  Opinions of Counsel for Seller.  ART shall have received favorable
           ------------------------------
opinions addressed to it and dated the Closing Date of counsel and FCC counsel for Seller, reasonably satisfactory to ART, in form and substance acceptable to ART and its counsel.

     9.7.  Absence of Litigation.  No action or proceeding shall have been
           ---------------------
instituted or threatened prior to or at the Closing Date before any court or governmental body or authority pertaining to the transactions contemplated hereby, the result of which could prevent or make illegal the consummation of such transactions or which could be materially adverse to the Assets.

     9.8.  UCC Searches.  ART shall have received Uniform Commercial Code
           ------------
(including fixture filings) and state and federal tax and judgment lien searches against Seller all dated within 20 days of the Closing Date.

     9.9.  Release of Liens.  All of the Assets shall be free and clear of all
           ----------------
Liens and ART shall have received evidence of the release of all Liens and the termination of all financing statements, if any, as may be reasonably requested by ART.

     9.10.  Registration Statement.  The Registration Statement shall be
            ----------------------
effective, and no stop order shall be pending or in effect with respect to the Registration Statement.

10.  Conditions Precedent to the Obligations of the Sellers.  The obligations of
     ------------------------------------------------------
the Sellers to consummate the transactions contemplated hereby shall be subject to the fulfillment by ART, prior to or at the Closing, of each of the following conditions:

     10.1. Representations and Warranties.  The representations and warranties
           ------------------------------
made by ART in this Agreement shall be true and correct in all material respects when made and shall be repeated and shall be true and correct in all material respects at and as of the Closing Date, except as specifically provided for herein, and Seller shall have received a certificate dated the date of Closing signed by an officer of ART to the foregoing effect.

     10.2. Government Consents.  All filings with and consents from all federal,
           -------------------
state and local governmental agencies required to consummate the transactions contemplated hereby shall have been obtained at or prior to the Closing, including the consent of the FCC to the assignment or transfer of the Authorization to ART.

     10.3. Performance of ART.  ART shall have performed and complied with all
           ------------------
agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing and an officer of ART shall deliver a certificate or certificates to Seller to such effect.

     10.4. Absence of Litigation.  No action or proceeding shall have been
           ---------------------
instituted or threatened prior to or at the Closing Date before any court or governmental body or authority pertaining to the transactions contemplated hereby, the result of which could prevent or make illegal the consummation of such transactions.

     10.5. Consideration.  The Consideration shall have been delivered to
           -------------
Seller.

11.  Termination.  This Agreement may be terminated by the parties as set forth
     -----------
in this Section 11:

           (a) at any time by the mutual written consent of Seller and ART;

           (b) by ART at any time after the first anniversary of the date of this Agreement, if the conditions set forth in Section 9 shall not have been complied with or performed and such noncompliance or nonperformance shall not have been cured or eliminated by the Sellers by such time;

           (c) by Seller at any time after the first anniversary of the date of this Agreement (the "Seller Date"), if the conditions set forth in Section 10 hereof shall not have been complied with or performed and such noncompliance or nonperformance shall not have been cured or eliminated by ART by such time; provided that if prior to the Seller Date, the FCC has issued an order, that is not yet a Final Order, approving the transfer or change in control, as applicable, of the Authorizations, to ART, ART may extend the Seller Date until the second anniversary of the date of this Agreement by notice to Seller; or

           (d) by the Sellers on the one hand, or by ART on the other, if there shall have been a breach of any material representation, warranty, covenant or agreement on the part of the other set forth or contemplated by this Agreement, which breach cannot be cured prior to the Closing;

provided, however, that the terminating party may not terminate its obligations under this Agreement if such terminating party has breached this Agreement in any material respect.

     Notwithstanding any termination of this Agreement pursuant to this Section 11, the provisions of Sections 7 and 8.3 hereof shall remain in full force and effect. No termination of this Agreement pursuant to Section 11(b), (c) or (d) shall relieve a breaching party of any liability hereunder for any such breach occurring prior to termination.

12.  Entire Agreement; Assignability.  This Agreement, together with the
     -------------------------------
schedules and exhibits hereto, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. This Agreement does not in any way affect or amend the Services Agreement, dated November 1, 1996, as amended, between the Seller and ART; provided, however, such Services
                                              --------  -------
Agreement shall terminate at the Closing with respect to any Authorization acquired by ART hereunder. This Agreement may not be assigned by any of the Sellers without the prior written consent of ART and any such attempted assignment shall be null and void.

13.  Amendment.  This Agreement may be amended at any time, but only by an
     ---------
instrument in writing duly executed and delivered on behalf of ART and Seller.

14.  Headings.  Section headings are not to be considered part of this Agreement
     --------
and are included solely for convenience and are not intended to be full or accurate descriptions of the contents thereof. References to Sections are to portions of this Agreement unless the context requires otherwise.

15.  Exhibits, etc.  Exhibits, schedules and other documents referred to in this
     -------------
Agreement are an integral part of this Agreement.

16.  Successors and Assigns.  All of the terms and provisions of this Agreement
     ----------------------
shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, successors and assigns.

17.  Notices, etc.  All notices, requests, demands and other communications
     ------------
hereunder shall be in writing and shall be deemed to have been duly given on the date of delivery if delivered or mailed, first-class postage prepaid,

           (a) if to any of the Sellers, to:

                        Astrolink Communications, Inc.
                        1925 Federal Avenue, East
                        Seattle, Washington 98102
                        Attention:  John Erlick

           with a copy to:

                        Paul Hastings Janofsky and Walker LLP
                        1299 Pennsylvania Avenue, 10th Floor
                        Washington, DC 20004
                        Attention:  David D. Burns, Esq.

           (b) if to ART to:

                        Advanced Radio Telecom Corp.
                        500 108th Avenue, NE, Suite 2600
                        Bellevue, Washington 98004
                        Attention:  Thomas M. Walker, Esq.

           with a copy to:

                        Ropes & Gray
                        One International Place
                        Boston, Massachusetts 02110-2624
                        Attention:  Mary E. Weber, Esq.

18.  Governing Law.  This Agreement and the rights and obligations of the
     -------------
parties hereto arising out of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the internal conflict of law provisions thereof.

19.  Severability.  The provisions of this Agreement are severable, and if any
     ------------
one or more provisions are deemed illegal or unenforceable, the remaining provisions shall remain in full force and effect.

20.  Counterparts.  This Agreement may be executed simultaneously in any number
     ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Asset Purchase Agreement as of the day and year first above written.


                              ADVANCED RADIO TELECOM CORP.


                              By: ________________________________
                                  Name:
                                  Title:


                              ASTROLINK COMMUNICATIONS, INC.


                              By: ________________________________
                                  Name:
                                  Title:


                              SELLING STOCKHOLDERS:


                              ____________________________________
                              James S. Eaton


                              ____________________________________
                              John P. Erlick


                              ____________________________________
                              Rise D. Ochser


                              ____________________________________
                              Michael R. Clark


                              ____________________________________
                              Richard Ressa

                             SCHEDULE 1.1 - ASSETS
                             ---------------------


AUTHORIZATIONS
                                                         Maximum             Maximum          Minimum        Minimum
Owner             Location           Call Sign           Latitude            Longitude        Latitude       Longitude
-----             --------           ---------           --------            ---------        --------       ---------
Astrolink         Anchorage, AK      WPNI225             61-45-55            149-30-00        60-00-00       148-00-00

Astrolink         Baton Rouge,       WPJD370             31-00-00            91-55-00         30-00-00        90-55-00
                  LA

Astrolink         Bellingham,        WPJD371             49-00-00            122-45-00        48-15-00       121-45-00
                  WA

Astrolink         Biloxi-            WPJD369             31-00-00            89-20-10         30-00-00        87-55-10
                  Gulfport, MS

Astrolink         Fargo, ND          WPNH556             47-15-00            97-00-00         46-15-00        96-00-00

Astrolink         Greenville-        WPNE693             35-20-00            82-45-00         34-20-00        81-30-00
                  Spartanburg,
                  SC

Astrolink         Monterey, CA       WPNE200             36-47-27            122-00-00        36-00-00       121-30-00

Astrolink         Palm Springs,      WPJD368             34-20-00            117-00-00        33-40-15       116-00-00
                  CA

Astrolink         Santa Barbara,     WPNE692             35-00-00            120-00-00        34-00-00       119-14-00
                  CA


PENDING LICENSES

                                     Channel             Maximum             Maximum          Minimum        Minimum
Applicant         City, State        Number              Latitude            Longitude        Latitude       Longitude   Shares
---------         -----------        ---------           --------            ---------        --------       ---------   ------
Astrolink         Austin, TX         14A/14B             30-50-15            98-18-49         29-45-20       97-09-35    39,288

Astrolink         Columbus, OH       9A/9B               40-30-00            83-29-00         39-30-00       82-30-00    55,285

Astrolink         Santa Fe, NM       7A/7B               36-50-00            106-30-00        35-50-00       105-30-00    3,260